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Household Home Equity Loan Trust 1999-1

Distribution Number                                          9
Beginning Date of Accrual Period                      07/03/00
End Date of Accrual Period                            07/31/00
Distribution Date                                     08/21/00
Previous Distribution Date                            07/20/00


Funds Disbursement
          Available Funds for Distribution
                                                 11,544,304.23
                    Principal Collections
                                                  7,441,816.40
                    Interest Collections
                                                  4,102,487.83

                   Distribution  of Interest Collections
                       Servicing Fee
                                                    186,597.26
                       Extra Principal
Distribution Amount                               1,455,192.04
                       Interest Paid
                                                  2,460,698.53
                      To  Class R
                                                             -

                   Distribution of Principal Collections
                      Principal Paid to
Certificates                                      7,441,816.40
                      Overcollateralization
Release Amount                                               -

Balance Reconciliation

          Begin Principal Balance
                                                447,833,432.11
          Adjustments                                     0.00
          Principal Collections (including      (7,441,816.40)
             repurchases)
          Charge off Amount
                                                  (102,779.62)
          End Principal Balance
                                                440,288,836.09

Collateral Performance
          Cash Yield  (% of beginning                   10.99%
               balance)
          Charge off Amount  (% of beginning             0.28%
               balance)
          Net Yield                                     10.72%

          Delinquent Loans (contractual)
          30-59 days  principal balance of       11,275,973.11
               loan
          30-59 days  number of loans                      173
          60-89 days principal balance of         1,802,867.78
               loan
          60-89 days number of loans                        25
          90+ days number of loans
                                                            52
          90+ days principal balance of loan
                                                  4,123,701.89

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          Number of Loans that went into REO                10
          Principal Balance of Loans that went into  REO
                                                    922,913.85
          Principal Balance of all REO
                                                    922,913.85

Overcollateralization Reconcilliation
          Begin OC Amount
                                                 39,022,036.61
          Target OC Amount
                                                 50,039,651.27
          OC Deficiency
                                                 11,120,394.28
          OC Release Amount
                                                             -
          End OC Amount
                                                 40,374,449.03

Loan Repurchase Detail
          Number Purchased for pursuant to 2.02
          Principal Balance Purchasesed pursant to 2.02

Other
          Stepdown                                          No
          Trigger Event                                     No
          Event of Default                                  No


Class A-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per
$1,000                                               41.032483
            2.   Principal Distribution per
$1,000                                               37.540120
            3.   Interest Distribution per
$1,000                                                3.492363

     B.   Calculation of Class A-1 Interest Due & Paid
            1.   Class A-1 related Note Rate             6.83%
            2.   Accrual Convention                     30/360

            3.   Class A-1 Principal Balance, BOP
                                                145,421,395.50
            4.   Class A-1 Interest Carryover
                 Shortfall, BOP                              -

            5.   Class A-1 Interest Due
                                                    827,690.11
            6.   Class A-1 Interest Paid
                                                    827,690.11
            7.   Class A-1 unpaid Carryover
                 Shortfall, EOP                              -

     C.   Calculation of Class A-1 Principal Due & Paid
            1.   Class A-1 Principal Balance, BOP
                                               145,421,395.50

            2.   Class A-1 Principal Due
                                                  8,897,008.44
            3.   Class A-1 Principal Paid
                                                  8,897,008.44
            4.   Class A-1 Principal Balance, EOP
                                                136,524,387.06

            5.   Class A-1 Notes Balance as a      0.341384035
% of the Total Certificate Balance, EOP
            6.   Class A-1 Notes Balance as a      0.310079148
percentage of the Pool Balance, EOP

Class A-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per
$1,000                                                5.791667
            2.   Principal Distribution per
$1,000                                                       -
            3.   Interest Distribution per
$1,000                                                5.791667

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     B.   Calculation of Class A-2 Interest Due & Paid
            1.   Class A-2 related Note Rate             6.95%
            2.   Accrual Convention                     30/360

            3.   Class A-2 Principal Balance,
                 BOP                             62,000,000.00
            4.   Class A-2 Interest Carryover
Shortfall, BOP                                               -

            5.   Class A-2 Interest Due
                                                    359,083.33
            6.   Class A-2 Interest Paid
                                                    359,083.33
            7.   Class A-2 unpaid Carryover
Shortfall, EOP                                               -

     C.   Calculation of Class A-2 Principal Due & Paid
            1.   Class A-2 Principal Balance, BOP
                                                 62,000,000.00
            2.   Class A-2 Principal Due
                                                             -
            3.   Class A-2 Principal Paid
                                                             -
            4.   Class A-2 Principal Balance,
EOP                                              62,000,000.00

            5.   Class A-2 Notes Balance as a      0.155033182
percentage of the Total Certificate Balance
            6.   Class A-2 Notes Balance as a      0.140816652
percentage of the Pool Balance, EOP

Class A-3 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per
$1,000                                                6.008333
            2.   Principal Distribution per
$1,000                                                       -
            3.   Interest Distribution per
$1,000                                                6.008333

     B.   Calculation of Class A-3 Interest Due & Paid
            1.   Class A-3 related Note Rate             7.21%
            2.   Accrual Convention                     30/360

            3.   Class A-3 Principal Balance, BOP
                                                 90,000,000.00
            4.   Class A-3 Interest Carryover
                 Shortfall, BOP                              -

            5.   Class A-3 Interest Due
                                                    540,750.00
            6.   Class A-3 Interest Paid
                                                    540,750.00
            7.   Class A-3 unpaid Carryover
Shortfall, EOP                                               -

     C.   Calculation of Class A-3 Principal Due & Paid
            1.   Class A-3 Principal Balance, BOP
                                                 90,000,000.00
            2.   Class A-3 Principal Due
                                                             -
            3.   Class A-3 Principal Paid
                                                             -
            4.   Class A-3 Principal Balance, EOP
                                                 90,000,000.00

            5.   Class A-3 Notes Balance as a      0.225048168
percentage of the Total Certificate Balance
            6.   Class A-3 Notes Balance as a       0.20441127
percentage of the Pool Balance, EOP

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Class A-4 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per
$1,000                                                6.008333
            2.   Principal Distribution per
$1,000                                                       -
            3.   Interest Distribution per
$1,000                                                6.008333

     B.   Calculation of Class A-4 Interest Due & Paid
            1.   Class A-4 related Note Rate             7.21%
            2.   Accrual Convention                     30/360

            3.   Class A-4 Principal Balance,
BOP                                              42,920,000.00
            4.   Class A-4 Interest Carryover
Shortfall, BOP                                               -

            5.   Class A-4 Interest Due
                                                    257,877.67
            6.   Class A-4 Interest Paid
                                                    257,877.67
            7.   Class A-4 unpaid Carryover
Shortfall, EOP                                               -

     C.   Calculation of Class A-4 Principal Due & Paid
            1.   Class A-4 Principal Balance,
BOP                                              42,920,000.00
            2.   Class A-4 Principal Due
                                                             -
            3.   Class A-4 Principal Paid
                                                             -
            4.   Class A-4 Principal Balance,
EOP                                              42,920,000.00

            5.   Class A-4 Notes Balance as a      0.107322971
percentage of the Total Certificate Balance
            6.   Class A-4 Notes Balance as a      0.097481463
percentage of the Pool Balance, EOP

Class M-1 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per
$1,000                                                6.525000
            2.   Principal Distribution per
$1,000                                                       -
            3.   Interest Distribution per
$1,000                                                6.525000

     B.   Calculation of Class M-1 Interest Due & Paid
            1.   Class M-1 related Note Rate             7.83%
            2.   Accrual Convention                     30/360

            3.   Class M-1 Principal Balance,
BOP                                              35,550,000.00
            4.   Class M-1 Interest Carryover
Shortfall, BOP                                               -

            5.   Class M-1 Interest Due
                                                    231,963.75
            6.   Class M-1 Interest Paid
                                                    231,963.75
            7.   Class M-1 unpaid Carryover
Shortfall, EOP                                               -

     C.   Calculation of Class M-1 Principal Due & Paid
            1.   Class M-1 Principal Balance,
BOP                                              35,550,000.00
            2.   Class M-1 Principal Due
                                                             -
            3.   Class M-1 Principal Paid
                                                             -
            4.   Class M-1 Principal Balance,
EOP                                              35,550,000.00

            5. Class M-1 Notes Balance as a 0.088894026 percentage of the Total Certificate Balance
            6. Class M-1 Notes Balance as a 0.080742452 percentage of the Pool Balance, EOP
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Class M-2 Noteholder's Statement
     A.   Information on Distributions
            1.   Total Distribution per
$1,000                                                7.391667
            2.   Principal Distribution per
$1,000                                                       -
            3.   Interest Distribution per
$1,000                                                7.391667

     B.   Calculation of Class M-2 Interest Due & Paid
            1.   Class M-2 related Note Rate             8.87%
            2.   Accrual Convention                     30/360

            3.   Class M-2 Principal Balance,
BOP                                              32,920,000.00
            4.   Class M-2 Interest Carryover
Shortfall, BOP                                               -

            5.   Class M-2 Interest Due
                                                    243,333.67
            6.   Class M-2 Interest Paid
                                                    243,333.67
            7.   Class M-2 unpaid Carryover
Shortfall, EOP                                               -

     C.   Calculation of Class M-2 Principal Due & Paid
            1.   Class M-2 Principal Balance,
BOP                                              32,920,000.00
            2.   Class M-2 Principal Due
                                                             -
            3.   Class M-2 Principal Paid
                                                             -
            4.   Class M-2 Principal Balance,
EOP                                              32,920,000.00

            5.   Class M-2 Notes Balance as a      0.082317619
percentage of the Total Certificate Balance
            6.   Class M-2 Notes Balance as a        0.0747691
percentage of the Pool Balance, EOP


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